UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 _______________
                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                               September 22, 2004

                              Immersion Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                        000-27969                94-3180138
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
      incorporation)                                         Identification No.)

                                  801 Fox Lane
                           San Jose, California 95131
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (408) 467-1900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. On September 22, 2004, Immersion Corporation ("Immersion") held a conference call hosted by Victor Viegas, Immersion's President, Chief Executive Officer, Chief Financial Officer and Director, to discuss the recent favorable jury verdict and damage award in Immersion's litigation against Sony Computer Entertainment, Inc. and Sony Computer Entertainment of America, Inc. The transcript of the conference call is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

         (c)      Exhibits.

Exhibit No.                             Description
-----------                             -----------

   99.1 Transcript of conference call, held on September 22, 2004, relating to Immersion Corporation's recent favorable jury verdict and damage award in its litigation against Sony Computer Entertainment, Inc. and Sony Computer Entertainment of America, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   September 24, 2004

                                 IMMERSION CORPORATION


                                 By: /s/ Victor Viegas
                                     -----------------------------------
                                     Victor Viegas
                                     President, Chief Executive Officer,
                                     Chief Financial Officer and
                                     Director

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.    Description
-----------    -----------

  99.1 Transcript of conference call, held on September 22, 2004, relating to Immersion Corporation's recent favorable jury verdict and damage award in its litigation against Sony Computer Entertainment, Inc. and Sony Computer Entertainment of America, Inc.